                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    Form 8-K


                                 CURRENT REPORT




                       Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 24, 1999



                           UNAPIX ENTERTAINMENT, INC.

  DELAWARE                            1-11976                    95-4404537
  --------                            -------                    ----------
  (State or other                (Commission File No.)    (IRS Employer ID No.)
  jurisdiction of
  incorporation)


                     200 MADISON AVENUE, NEW YORK, NY 10016
                     --------------------------------------
                    (Address of principal executive offices)


                                  212-252-7600
                                  ------------
               Registrant's telephone number, including area code



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)







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ITEM 5 - OTHER EVENTS.

         Effective February 24, 1999, Paul Sullivan, President of Unapix/Miramar and a member of the Office of the President of Unapix Entertainment, Inc. (the "Company"), has stepped down from his positions to pursue other business interests. There are no present plans to appoint a successor.

         Mr. Sullivan's departure is part of a restructuring of Unapix/Miramar, the Company's Seattle based video and music production and distribution division. This restructuring is part of an ongoing effort to streamline company operations and reduce operating costs. Unapix/Miramar will integrate certain administrative and marketing functions into already existing infrastructures at the Company's headquarters in New York and Los Angeles. Unapix/Miramar's sales operations will remain in Seattle.

































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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.





                                        UNAPIX ENTERTAINMENT, INC.



                                        By:   /s/ DAVID A. DREILINGER
                                             ------------------------------
                                             David A. Dreilinger,
                                             Chief Operating Officer